Armada Hoffler Properties, Inc. Third Quarter 2014 Supplemental Information 1 Exhibit 99.2

Table of Contents

Forward Looking Statements 3
Corporate Profile 4
Quarter Results and Financial Summary 5
Highlights 6
2014 Outlook 7
Summary Information 8
Summary Balance Sheet 9
Summary Income Statement 10
Core FFO & AFFO 11
Summary of Outstanding Debt 12
Core Debt to Core EBITDA 13
Debt Information 14
Portfolio Summary & Business Segment Overview 15
Stabilized Portfolio Summary 16
Stabilized Portfolio Summary Footnotes 17
Development Pipeline 18
Acquisitions & Dispositions 19
Construction Business Summary 20
Operating Results & Property-Type Segment Analysis 21
Same Store NOI by Segment 22
Top 10 Tenants by Annual Base Rent 23
Office Lease Summary 24
Retail Lease Summary 26
Historical Occupancy 28
Net Asset Value Component Data 31
Appendix - Definitions & Reconciliations 32
Definitions 33
Reconciliations 37

Forward Looking Statements

This Supplemental Information should be read in conjunction with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, and the unaudited consolidated financial statements appearing in our press release dated October 31, 2014, which has been furnished as Exhibit 99.1 to our Form 8-K filed on October 31, 2014.  The Company makes statements in this Supplemental Information that are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in
Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”)).  In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, all of our statements regarding anticipated growth in our funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements.  You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,”
“approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).  For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the
Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

Corporate Profile

Corporate Information
Management & Board
Board of Directors Corporate Officers
Daniel A. Hoffler Executive Chairman of the Board Louis S. Haddad President and Chief Executive Officer
A. Russell Kirk Vice Chairman of the Board Anthony P. Nero President of Development
Louis S. Haddad Director Shelly R. Hampton President of Asset Management
John W. Snow Lead Independent Director Eric E. Apperson President of Construction
George F. Allen Independent Director Michael P. O’Hara Chief Financial Officer and Treasurer
James A. Carroll Independent Director Eric L. Smith Vice President of Operations and Secretary
James C. Cherry Independent Director
Joseph W. Prueher Independent Director
Analyst Coverage
Janney, Montgomery, & Scott LLC Raymond James & Associates Robert W. Baird & Co. Stifel, Nicolaus & Company, Inc. Wunderlich Securities
Michael Gorman Richard Mulligan David Rodgers John Guinee Craig Kucera
(215) 665-6224 (727) 567-2660 (216) 737-7341 (443) 224-1307 (540) 277-3366
mgorman@janney.com rj.milligan@raymondjames.com drodgers@rwbaird.com jwguinee@stifel.com ckucera@wundernet.com
Investor Relations Contact
Julie Loftus Trudell
Vice President of Investor Relations
(757) 366-6692
jtrudell@armadahoffler.com
Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs, and owns institutional grade office, retail, and multifamily properties in the Mid-Atlantic United States.  The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions.  Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA.  The
Company has elected to be taxed as a real estate investment trust (REIT) for U.S. federal income tax purposes.

Third Quarter Results and Financial Summary

Highlights
Funds From Operations (“FFO”) of $7.3 million, or $0.21 per diluted share, for the quarter ended
September 30, 2014.
Core FFO of $7.5 million, or $0.22 per diluted share, for the quarter ended September 30, 2014.
Occupancy up to 95.1%, compared to 94.6% as of June 30, 2014.
Increased GAAP and Cash Same Store Net Operating Income (“NOI”) 4% and 2%, respectively, compared to the third quarter of 2013.
Delivered approximately 83,000 square feet of office space to Clark Nexsen – the anchor tenant in the new 4525 Main Street tower.
Delivered the initial units at both Encore Apartments and Whetstone Apartments in September 2014.
Leased substantially all of the remaining vacant retail space at the Town Center of Virginia Beach.
Completed the previously announced acquisition of Dimmock Square, a 106,000 square foot retail power center located in Colonial Heights, Virginia.
Completed an underwritten public offering of 5.75 million shares of common stock at $9.05 per share, generating net proceeds of $49.3 million.
Entered into a preliminary agreement to sell the Sentara Williamsburg office building for approximately $15.4 million, representing an implied cap rate of 6.3%.
Construction contract backlog of $153.5 million as of September 30, 2014.

2014 Outlook

Current Parameters Previous Parameters
As of September 30, 2014 As of June 30, 2014
Core FFO
(excluding the impact from non-stabilized projects)
Approximately $29.0 million Approximately $27.5 million
General & administrative expenses Approximately $7.6 million Approximately $7.6 million
Construction company annual segment gross profit Approximately $4.6 million Approximately $4.3 million
Non-stabilized projects - negative impact to FFO
(excluded from Core FFO)
Approximately $400,000 Approximately $1.0 million

Summary Information

$ in thousands, except per share
Market Capitalization Key Financials
9/30/2014 Financial Information: 9/30/2014
% of Total
Equity
Total Market
Capitalization Rental revenues $16,713
Market Data General contracting and real estate services revenues 31,532
Total Common Shares Outstanding 63% 25,018,733                Rental properties Net Operating Income (NOI) 10,819
Operating Partnership ("OP") Units Outstanding 37% 14,775,967                General contracting and real estate services gross profit 1,064
Common shares and OP units outstanding 100% 39,794,700                Net income 2,754
Market price per common share $9.08 Funds From Operations (FFO) 7,321
Equity market capitalization $361,336 FFO per diluted share $0.21
Total debt 335,792                       Core FFO 7,530
Total market capitalization $697,128 Core FFO per diluted share $0.22
Less: cash (21,526)
Total enterprise value $675,602 Weighted Average Shares/Units Outstanding 34,557,129
Stable Portfolio Metrics Debt Metrics
9/30/2014 9/30/2014
Rentable square feet or number of units: Key Metrics
Office
(1)
949,789                       Core debt/enterprise value 35.7%
Retail
(2)
1,198,207
Multifamily
(3)
626                               Fixed charge coverage ratio:
Core EBITDA $9,986
Occupancy: Interest 2,734
Office
(4)
94.8% Principal 771
Retail
(4)
94.7% Total Fixed Charges 3,505
Multifamily
(5)
96.6% Fixed charge coverage ratio 2.85x
Weighted Average
(6)
95.1%
Core Debt/Annualized Core EBITDA 6.0x
Three months ended
Three months ended
(1) Excludes 4525 Main Street
(2) Excludes Greentree Shopping Center
(3) Excludes Liberty, Encore, and Whetstone Apartments
(4) Office and retail occupancy based on leased square feet as a % of respective tota
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

Summary Balance Sheet

$ in thousands
9/30/2014 12/31/2013
Assets (Unaudited)
Real estate investments:
Income producing property $499,661 $406,239
Construction in progress 93,946               56,737
Accumulated depreciation (115,839)            (105,228)
Net real estate investments 477,768             357,748
Cash and cash equivalents 17,101               18,882
Restricted cash 4,425                   2,160
Accounts receivable, net 20,307               18,272
Construction receivables, including retentions 15,285               12,633
Costs and estimated earnings in excess of billings 40                        1,178
Other assets 32,409               24,409
Total Assets $567,335 $435,282
Liabilities and Equity
Indebtedness $335,792 $277,745
Accounts payable and accrued liabilities 7,569                   6,463
Construction payables, including retentions 39,820               28,139
Billings in excess of costs and estimated earnings 3,420                   1,541
Other liabilities 17,979               15,873
Total Liabilities 404,580             329,761
Total Equity 162,755             105,521
Total Liabilities and Equity $567,335 $435,282
As of

Summary Income Statement

$ in thousands
Three months ended Nine months ended
9/30/2014 9/30/2013 9/30/2014 9/30/2013
Revenues (Unaudited)
Rental revenues $16,713 $14,899 $47,225 $42,528
General contracting and real estate services 31,532            21,896            71,261            63,143
Total Revenues 48,245            36,795            118,486          105,671
Expenses
Rental expenses 4,414               3,840               12,230            10,468
Real estate taxes 1,480               1,317               4,231               3,777
General contracting and real estate services 30,468            20,907            67,807            60,868
Depreciation and amortization 4,567               3,933               12,593            11,112
General and administrative 1,741               1,638               5,768               5,212
Acquisition, development & other pursuit costs 174                   -                    174                   -
Impairment charges 15                     -                    15                     533
Total Expenses 42,859            31,635            102,818          91,970
Operating Income 5,386               5,160               15,668            13,701
Interest expense (2,734)             (2,598)             (7,977)             (9,802)
Loss on extinguishment of debt -                    (1,127)             -                    (2,252)
Gain on acquisitions -                    -                    -                    9,460
Other income (loss) 59                     (109)                 (23)                    343
Income before taxes 2,711               1,326               7,668               11,450
Income tax benefit (provision) 43                     (74)                    (135)                 137
Net Income $2,754 $1,252 $7,533 $11,587

Core FFO & AFFO

$ in thousands, except per share
(1) Excludes tenant improvements and leasing commissions on first generation rental space.
Three months ended Nine months ended
9/30/2014 9/30/2014
(Unaudited)
Net income $2,754 $7,533
Depreciation and amortization 4,567                                12,593
FFO 7,321                                20,126
FFO per weighted average share $0.21 $0.60
Core FFO
Adjustments
Non-cash stock compensation 198                                    720
Impairment charges 15                                      15
Acquisition costs 174                                    174
Non-stabilized development pipeline adjustments (178)                                  384
Core FFO 7,530                                21,419
Core FFO per weighted average share $0.22 $0.64
AFFO
Adjustments
Non-Stabilized development pipeline adjustments 178                                    (384)
Acquisition costs (174)                                  (174)
Tenant improvements, leasing commissions
(1)
(981)                                  (2,197)
Leasing incentives (65)                                     (128)
Property related capital expenditures (355)                                  (896)
Non cash interest expense 117                                    410
GAAP Adjustments
Net effect of straight-line rents (803)                                  (1,493)
Amortization of lease incentives and above (below) market rents 144                                    461
Derivative (income) losses (46)                                     123
Government development grants 300                                    300
AFFO 5,845                                17,441
AFFO per weighted average share $0.17 $0.52

Summary of Outstanding Debt

$ in thousands
(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Principal balance excluding any fair value
      adjustment recognized upon acquisition.
(4) Excludes fair value adjustment
Debt
Amount
Outstanding Interest Rate
(1)
Effective Rate as of
September 30, 2014 Maturity Date
Balance at
Maturity
Virginia Beach Town Center
249 Central Park Retail $15,635 5.99% September 8, 2016 $15,084
South Retail 6,898                        5.99% September 8, 2016 6,655
Studio 56 Retail 2,636                        3.75% May 7, 2015 2,592
Commerce Street Retail 5,566                        LIBOR +2.25% 2.41% October 31, 2018 5,264
Fountain Plaza Retail 7,818                        5.99% September 8, 2016 7,542
Dick's at Town Center 8,242                        LIBOR+2.75% 2.91% October 31, 2017 7,889
The Cosmopolitan 47,282                      3.75% July 1, 2051 -
Diversified Portfolio
Oyster Point 6,323                        5.41% December 1, 2015 6,089
Broad Creek Shopping Center
   Note 1 4,465                        LIBOR +2.25% 2.41% October 31, 2018 4,223
   Note 2 8,197                        LIBOR +2.25% 2.41% October 31, 2018 7,752
   Note 3 3,432                        LIBOR +2.25% 2.41% October 31, 2018 3,246
Hanbury Village
   Note 1 21,278                      6.67% October 11, 2017 20,499
   Note 2 4,108                        LIBOR +2.25% 2.41% October 31, 2018 3,777
Harrisonburg Regal 3,706                        6.06% June 8, 2017 3,165
North Point Center
   Note 1 10,193                      6.45% February 5, 2019 9,333
   Note 2 2,775                        7.25% September 15, 2025 1,344
   Note 4 1,011                        5.59% December 1, 2014 1,007
   Note 5 690                           LIBOR+2.00% 3.57%
(2)
February 1, 2017 641
Tyre Neck Harris Teeter 2,449                        LIBOR +2.25% 2.41% October 31, 2018 2,235
Smith's Landing 24,551                      LIBOR+2.15% 2.31% January 31, 2017 23,793
187,255                   132,130
Credit Facility 54,000                      LIBOR + 1.60% - 2.20% 2.11% May 13, 2016 54,000
Total including Credit Facility $241,255 $186,130
Development Pipeline
4525 Main Street 29,600                      LIBOR+1.95% 2.11% January 30, 2017 29,600
Encore Apartments 19,568                      LIBOR+1.95% 2.11% January 30, 2017 19,568
Whetstone Apartments 12,651                      LIBOR+1.90% 2.06% October 8, 2016 12,651
Sandbridge Commons 5,092                        LIBOR+1.85% 2.01% January 17, 2018 5,092
Liberty Apartments 20,673
(3)
5.66% November 1, 2043 -
Oceaneering 7,699                        LIBOR+1.75% 1.91% February 28, 2018 7,699
Commonwealth of Virginia - Chesapeake 709                           LIBOR+1.90% 2.06% August 28, 2017 709
Total Notes Payable - Development Pipeline 95,992                      75,319
Unamortized fair value adjustments (1,455)
Total Notes Payable $335,792 $261,449
3Q 2014 Year to Date
Capitalized Interest $698 $1,958
Weighted Average Fixed Interest Rate 5.3%
Weighted Average Variable Interest Rate 2.2%
Total Weighted Average Interest Rate
(4)
3.5%
Variable Interest Rate as a % of Total (excluding interest rate caps)
(4)
56.0%
Weighted Average Maturity (years)
(4)
9.0

Core Debt to Core EBITDA

$ in thousands
Three months
ended 9/30/2014 9/30/2014
(Unaudited) (Unaudited)
Net Income $2,754 Total Debt $335,792
Excluding: Excluding:
Interest Expense 2,734 Development Pipeline Unstabilized Debt (94,538)
Income Tax (43)
Depreciation and amortization 4,567 Core Debt $241,254
EBITDA 10,012
Additional Adjustments:
Non-recurring or extraordinary (gains) losses -
Early extinguishment of debt - Core Debt/Annualized Core EBITDA 6.0x
Derivative (income) losses (46)
Non-cash stock compensation 198
Development Pipeline (178)
Total Other Adjustments (26)
Core EBITDA 9,986
Annualized Core EBITDA $39,944

Debt Maturity as of 9/30/2014

$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($ in thousands)
2014
2015
2016
2017
2018 and thereafter

ARMADA HOFFLER PROPERTIES

Debt Information

$ in thousands
Interest Rate Cap Agreements At or Below 1.50%
Effective Date Maturity Date Strike Rate Notional Amount
May 31, 2012 May 29, 2015 1.09% $8,950
September 1, 2013 March 1, 2016 1.50% 40,000
October 4, 2013 April 1, 2016 1.50% 18,500
March 14, 2014 March 1, 2017 1.25% 50,000
Total Interest Rate Caps at or Below 1.50% $117,450
Fixed Debt Outstanding (excludes fair value adjustment) 146,918
Total Fixed Interest Rate Debt (including caps) $264,368
Fixed Interest Rate Debt as a % of Total 78%

Portfolio Summary & Business Segment Overview

Stabilized Portfolio Summary

As of 9/30/2014
Property Location Year Built
Net Rentable
Square Feet
(1)
% Leased
(2)
Annualized
Base Rent
(3)
Annualized
Base Rent per
Leased Sq. Ft.
(3)
Average Net
Effective
Annual Base
Rent per
Leased Sq. Ft.
(4)
Office Properties
Armada Hoffler Tower
(5)
Virginia Beach, VA 2002 323,966 95.6% $8,055,758 $26.02 $27.56
One Columbus Virginia Beach, VA 1984 129,424 100.0% 3,004,179 23.21 23.15
Two Columbus Virginia Beach, VA 2009 109,091 90.7% 2,527,929 25.55 25.75
Virginia Natural Gas Virginia Beach, VA 2010 31,000 100.0% 568,230 18.33 20.17
Richmond Tower Richmond, VA 2010 206,969 98.0% 7,569,747 37.32 42.07
Oyster Point Newport News, VA 1989 100,139 79.2% 1,749,151 22.06 21.49
Sentara Williamsburg
(6)
Williamsburg, VA 2008 49,200 100.0% 1,006,140 20.45 20.50
Subtotal / Weighted Average Office Portfolio
(7)
949,789 94.8% $24,481,134 $27.19 $28.82
Retail Properties Not Subject to Ground Lease
Bermuda Crossroads Chester, VA 2001 111,566 98.6% 1,491,853 13.57 13.79
Broad Creek Shopping Center Norfolk, VA 1997-2001 227,691 97.3% 3,102,578 14.00 12.61
Courthouse 7-Eleven Virginia Beach, VA 2011 3,177 100.0% 125,000 39.35 43.81
Gainsborough Square Chesapeake, VA 1999 88,862 96.5% 1,342,034 15.64 15.37
Hanbury Village Chesapeake, VA 2006-2009 61,049 86.4% 1,300,035 24.66 24.42
North Point Center Durham, NC 1998-2009 215,690 92.1% 2,349,473 11.82 11.83
Parkway Marketplace Virginia Beach, VA 1998 37,804 100.0% 734,111 19.42 20.02
Harrisonburg Regal Harrisonburg, VA 1999 49,000 100.0% 683,550 13.95 13.95
Dick's at Town Center Virginia Beach, VA 2002 100,804 83.3% 798,000 9.50 9.58
249 Central Park Retail Virginia Beach, VA
(8)
2004 91,171 94.8% 2,493,554 28.84 27.97
Studio 56 Retail Virginia Beach, VA 2007 11,600 84.8% 371,200 37.75 40.21
Commerce Street Retail
(9)
Virginia Beach, VA 2008 19,173 100.0% 781,588 40.77 40.61
Fountain Plaza Retail Virginia Beach, VA 2004 35,961 100.0% 970,230 26.98 26.21
South Retail
(24)
Virginia Beach, VA 2002 38,493 88.2% 791,578 23.30 26.53
Dimmock Square Colonial Heights, VA 1998 106,166 100.0% 1,767,178 16.65 17.05
Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases
(10)
1,198,207 94.7% $19,101,961 $16.84 $16.66
Retail Properties Subject to Ground Lease
Bermuda Crossroads
(11)
Chester, VA 2001
(13)
100.0% 163,350
Broad Creek Shopping Center
(12)
Norfolk, VA 1997-2001
(14)
100.0% 579,188
Hanbury Village
(11)
Chesapeake, VA 2006-2009
(15)
100.0% 1,067,598
North Point Center
(11)
Durham, NC 1998-2009
(16)
100.0% 1,062,784
Tyre Neck Harris Teeter
(12)
Portsmouth, VA 2011
(17)
100.0% 508,134
Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases 100.0% $3,381,055
Total / Weighted Avg Retail Portfolio 1,198,207
(18)
94.7% $22,483,016 $16.84 $16.66
Total / Weighted Average Retail and Office Portfolio 2,147,996 94.7% $46,964,150 $21.42 $22.04
Property Location Year Built Units
(19)
% Leased
(2)
Annualized
Base Rent
(20)
Average
Monthly Base
Rent per
Leased Unit
(21)
Multifamily
Smith's Landing
(22)
Blacksburg, VA 2009 284 96.5% $3,379,428 $1,027.81
The Cosmopolitan Virginia Beach, VA 2006 342 96.8% 7,116,900 1,565.68
Total / Weighted Avg Multifamily Portfolio 626 96.6% $10,496,328 $1,322.08

Stabilized Portfolio Summary Footnotes

1)
The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.
2)
Percentage leased for each of our office and retail properties is calculated as (a) square footage under executed leases as of September 30, 2014, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units occupied as of September 30, 2014, divided by (b) total units available, expressed as a percentage.
3)
For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments for executed leases as of September 30, 2014 (defined as cash base rents (before abatements)
excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of
September 30, 2014. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
4)
Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of September 30, 2014, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of September 30, 2014.
5)
As of September 30, 2014, the Company occupied 16,151 square feet at this property at an annualized base rent of $446,172 or $29.40 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the Company sublease approximately 5,000 square feet of space from a tenant at this property.
6)
This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.
7)
Includes square footage and annualized base rent pursuant to leases for space occupied by us.
8)
As of September 30, 2014, the Company occupied 8,995 square feet at this property at an annualized base rent of $287,300, or $31.94 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.
9)
Includes $31,200 of annualized base rent pursuant to a rooftop lease.
10)
Reflects square footage and annualized base rent pursuant to leases for space occupied by AHH.
11)
For this ground lease, the Company own the land and the tenant owns the improvements thereto.  The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
12)
The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.
13)
Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.
14)
Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.
15)
Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.
16)
Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.
17)
Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.
18)
The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.
19)
Units represent the total number of apartment units available for rent at September 30, 2014.
20)
For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended September 30, 2014 by (b) 12.
21)
Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended September 30, 2014.
22)
The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.
23)
The annualized base rent for The Cosmopolitan includes $898,000 of annualized rent from 15 retail leases at the property.
24)
As of September 30, 2014, The Company occupied 2,908 square feet at this property at an annualized base rent of $12,000, or $4.13 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us and is eliminated from our revenues in consolidation.

Development Pipeline

$ in thousands
(1)  Represents estimates that may change as the development process proceeds
(2) Originally a development pipeline project; now anticipate selling the first building to a third party upon completion
(3) AHH earns a preferred return on equity prior to any distributions to JV partners
(4)  This property is located within the Virginia Beach Town Center
(5)  Approximately 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach
Schedule
Development, Not Delivered Location Estimated
(1)
Estimated
Cost
(1)
Cost Incurred
through
9/30/2014 Start
Initial
Occupancy
Stabilized
Operation
AHH
Ownership % Property Type %leased Anchor Tenants
Oceaneering Chesapeake, VA 155,000 sf $26,000 $16,000 4Q13 1Q15 1Q15 100% Office 100% Oceaneering
Sandbridge Commons Virginia Beach, VA 70,000 sf 13,000 8,000 4Q13 1Q15 4Q15 100% Retail 66% Harris Teeter
Brooks Crossing
(2)
Newport News, VA
Commonwealth of VA - Chesapeake Chesapeake, VA 36,000 sf 7,000 4,000 2Q14 1Q15 1Q15 100% Office 100% Commonwealth of Virginia
Commonwealth of VA. - Virginia Beach Virginia Beach, VA 11,000 sf 3,000 2,000 2Q14 1Q15 100% Office 100% Commonwealth of Virginia
Lightfoot Marketplace Williamsburg, VA 88,000 sf 24,000 9,000 3Q14 1Q16 2Q17
60%
(3) Retail 60% Harris Teeter
73,000 39,000
Schedule
Development, Delivered Not Stabilized Location Estimated
(1)
Estimated
Cost
(1)
Cost Incurred
through
9/30/2014 Start
Initial
Occupancy
Stabilized
Operation
AHH
Ownership %
(1)
Property Type %leased Anchor Tenants
4525 Main Street
(4) Virginia Beach, VA 239,000 sf (3) $50,000 $40,000 1Q13 3Q14 1Q16 100% Office
56%
(5) Clark Nexsen, Development Authority
of Virginia Beach, Anthropologie
Greentree Shopping Center Chesapeake, VA 18,000 sf 6,000 5,000 4Q13 3Q14 3Q15 100% Retail 40% Wawa
Encore Apartments
(4) Virginia Beach, VA 286 units 34,000 28,000 1Q13 3Q14 4Q15 100% Multifamily NA NA
Whetstone Apartments Durham, NC 203 units 28,000 25,000 2Q13 3Q14 4Q15 100% Multifamily NA NA
118,000 98,000
Schedule
Re-Development Location Estimated
(1)
Estimated
Cost
(1)
Cost Incurred
through
9/30/2014 Start Complete
(1)
Property Type %leased Anchor Tenants
Dick's at Town Center Virginia Beach, VA 20,000 sf $2,000 $1,000 1Q14 4Q14 Retail 100% USI
Total $193,000 $138,000
1Q15

Acquisitions & Dispositions

$ in thousands
(1) Dimmock Square purchase price includes the issuance of operating partnership
      (OP) units, based upon a negotiated value of $9.75 per OP unit
Acquisitions Location Approximately
Negotiated
Purchase Price
Purchased
Date
AHH
Ownership % Property Type %leased Anchor Tenants
Liberty Apartments Newport News, VA 197 units $30,700 1Q14 100% Multifamily 67% NA
Dimmock Square
(1)
Colonial Heights, VA 106,166 sf 19,650 3Q14 100% Retail 100% Old Navy, Best Buy, Pier 1
Estimated
Pending Dispositions Location Approximately Sale Price
Disposition
Date
AHH
Ownership % Property Type %leased Anchor Tenants
Virginia Natural Gas Virginia Beach, VA 31,000 sf $8,900 4Q14 100% Office 100% Virginia Natural Gas
Sentara Williamsburg Williamsburg, VA 49,200 sf 15,450 4Q14 100% Office 100% Sentara

Construction Business Summary

$ in thousands
Gross Profit Summary
Q3 2014 YTD 2014
(Unaudited)
Revenue $31,532 $71,261
Expense (30,468) (67,807)
Gross Profit $1,064 $3,454
Location
Total Contract
Value
Work in Place as
of 9/30/2014 Backlog
Estimated Date
of Completion
Projects Greater than $5.0M
Exelon Baltimore, MD $166,538 $22,729 $143,809 1Q 2016
Hyatt Place Baltimore / Inner Harbor Hotel Baltimore, MD 25,592                 23,564                 2,028                    4Q 2014
City of Suffolk Municipal Center Suffolk, VA 25,240                 22,904                 2,336                    2Q 2015
Sub Total 217,370              69,197                 148,173
Projects Less than $5.0M 108,081              102,754              5,327
Total $325,451 $171,951 $153,500

Operating Results & Property- Type Segment Analysis

Same Store NOI by Segment

(Reconciliation to GAAP located in appendix pg. 37)
$ in thousands
Three months ended 9/30 Nine months ended 9/30
2014 2013 $ Change % Change 2014 2013 $ Change % Change
Office
(1)
(Unaudited) (Unaudited)
Revenue $6,623 $6,364 $259 4% $19,645 $19,270 $375 2%
Expenses 2,139 2,081 58 3% 6,242 5,967 275 5%
Net Operating Income 4,484 4,283 201 5% 13,403 13,303 100 1%
Retail
(1)
Revenue 5,765 5,683 82 1% 15,625 15,299 326 2%
Expenses 1,739 1,745 (6) 0% 4,901 4,899 2 0%
Net Operating Income 4,026 3,938 88 2% 10,724 10,400 324 3%
Multifamily
(1)
Revenue 2,979 2,852 127 4% 5,752 5,684 68 1%
Expenses 1,386 1,331 55 4% 2,661 2,558 103 4%
Net Operating Income 1,593 1,521 72 5% 3,091 3,126 (35) -1%
Same Store Net Operating Income (NOI), GAAP basis $10,103 $9,742 $361 4% $27,218 $26,829 $389 1%
Net effect of straight-line rents (263) (125) (138) 110% (886) (429) (457) 107%
Amortization of lease incentives and above (below) market rents 148 155 (7) -5% 543 582 (39) -7%
Same store portfolio NOI, cash basis $9,988 $9,772 $216 2% $26,875 $26,982 ($107) 0%
Cash Basis:
Office 4,178 4,101 77 2% 12,245 12,548 (303) -2%
Retail 4,188 4,120 68 2% 11,527 11,291 236 2%
Multifamily 1,622 1,551 71 5% 3,103 3,143 (40) -1%
$9,988 $9,772 $216 2% $26,875 $26,982 ($107) 0%
GAAP Basis:
Office 4,484 4,283 201 5% 13,403 13,303 100 1%
Retail 4,026 3,938 88 2% 10,724 10,400 324 3%
Multifamily 1,593 1,521 72 5% 3,091 3,126 (35) -1%
$10,103 $9,742 $361 4% $27,218 $26,829 $389 1%
(1)  See page 36 for Same Store vs. Non - Same Store Properties

Top 10 Tenants by Annual Base Rent

Office Portfolio
(1)
Tenant
Number
of Leases
Number
of
Properties Property(ies)
Lease
Expiration
Annualized
Base Rent
% of Office
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Williams Mullen 3 2 Armada Hoffler Tower, Richmond Tower 3/22/2026 $7,978,920 32.6% 13.9%
Sentara Medical Group 1 1 Sentara Williamsburg 3/31/2023 1,006,140 4.1% 1.8%
Cherry Bekaert 3 3 Armada Hoffler Tower, Richmond Tower, Oyster Point 1/31/2025 949,713 3.9% 1.7%
GSA 1 1 Oyster Point 4/26/2017 856,448 3.5% 1.5%
Troutman Sanders 1 1 Armada Hoffler Tower 1/31/2025 805,605 3.3% 1.4%
The Art Institute 1 1 Two Columbus 12/31/2019 787,226 3.2% 1.4%
Pender & Coward 2 1 Armada Hoffler Tower 1/31/2030 781,536 3.2% 1.4%
Hampton University 2 1 Two Columbus 2/28/2023 745,650 3.0% 1.3%
Kimley Horn 1 1 Armada Hoffler Tower 12/31/2018 682,162 2.8% 1.2%
Hankins & Anderson 1 1 Armada Hoffler Tower 4/30/2022 572,601 2.3% 1.0%
Top 10 Total $15,166,001 61.9% 26.4%
Retail Portfolio
Tenant
Number
of Leases
Number
of
Properties Property(ies)
Lease
Expiration
Annualized
Base Rent
% of Retail
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Home Depot 2 2 Broad Creek Shopping Center, North Point Center 12/3/2019 $2,189,900 9.7% 3.8%
Harris Teeter 2 2 Tyre Neck Harris Teeter, Hanbury Village 10/16/2028 1,430,532 6.4% 2.5%
Food Lion 3 3 Broad Creek Shopping Center, Bermuda Crossroads,
Gainsborough Square
3/19/2020 1,282,568 5.7% 2.2%
Dick's Sporting Goods 1 1 Dick's at Town Center 1/31/2020 798,000 3.5% 1.4%
Regal Cinemas 1 1 Harrisonburg Regal 4/23/2019 683,550 3.0% 1.2%
PetsMart 2 2 Broad Creek Shopping Center, North Point Center 7/21/2018 618,704 2.8% 1.1%
Kroger 1 1 North Point Center 8/31/2018 552,864 2.5% 1.0%
Yard House 1 1 Commerce Street Retail 11/30/2023 538,000 2.4% 0.9%
Rite Aid 2 2 Gainsborough Square, Parkway Marketplace 5/29/2019 484,193 2.2% 0.8%
Walgreens 1 1 Hanbury Village 12/31/2083 447,564 2.0% 0.8%
Top 10 Total $8,868,044 40.1% 15.7%
As of September 30, 2014
(1)  Virginia Beach Development Authority (~$0.65M ABR) and Clark Nexen (~$2.3M ABR) would be included in the Office Portfolio top ten tenants based on ABR if 4525 Main Street were stabilized

Office Lease Summary

Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net rentable
SF Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual
Change in
Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
3rd Quarter 2014 3                      6,859             2                      6,082             $18.50 $19.63 ($1.13) $18.48 $19.85 ($1.36) 2.62                      $68,913 $10.05
2nd Quarter 2014 2                      18,824           1                      8,452             25.12                 24.33         0.79                25.37             27.55           (2.18)                   7.75                      204,718            10.88
1st Quarter 2014 1                      25,506           2                      5,430             32.28                 26.66         5.63                29.95             29.25           0.70                    10.00                   1,315,127         51.56
4th Quarter 2013 5                      45,677           4                      5,112             26.74                 25.27         1.47                23.58             27.97           (4.39)                   11.34                   1,927,309         42.19
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
3rd Quarter 2014 2                      2,853             $22.65 2.56               $55,892 $19.59
2nd Quarter 2014 4                      6,948             20.18             4.28               190,255            27.38
1st Quarter 2014 2                      5,430             24.12             1.00               5,239                 0.96
4th Quarter 2013 4                      18,381           23.56             10.34             577,382            31.41
(1) Excludes leases for space occupied by AHH.

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.5%
3.5%
3.3%
6.4%
17.5%
9.3%
3.2%
4.0%
5.2%
9.9%
37.1%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER PROPERTIES

Office Lease Expirations

Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base
Rent per Leased
Square Foot
Available - 47,329 5.0% $0 -     $0.00
Signed Leases not Commenced 1 2,220 0.2% 0 - 0.00
2014 3 5,726 0.6% 133,021 0.5% 23.23
2015 14 38,743 4.1% 862,230 3.5% 22.26
2016 11 34,258 3.6% 819,850 3.3% 23.93
2017 5 64,492 6.8% 1,564,421 6.4% 24.26
2018 17 157,665 16.6% 4,276,094 17.5% 27.12
2019 10 95,977 10.1% 2,266,218 9.3% 23.61
2020 3 25,283 2.7% 793,496 3.2% 31.38
2021 4 41,363 4.4% 973,852 4.0% 23.54
2022 3 48,117 5.1% 1,275,784 5.2% 26.51
2023 4 115,889 12.2% 2,432,759 9.9% 20.99
Thereafter
9 272,727 28.7% 9,083,408 37.1% 33.31
Total / Weighted Average 84 949,789 100.0% 24,481,134 $ 100.0% $27.19

Retail Lease Summary

Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net
rentable SF
Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
3rd Quarter 2014 6                      26,900           3                    6,012          $17.64 $16.19 $1.45 $17.76 $16.98 $0.78 5.11                      $44,109 $1.64
2nd Quarter 2014 6                      12,916           2                    3,842          20.47                19.66          0.81                    20.20               20.65         (0.46)                     1.87                      5,730             0.44
1st Quarter 2014 5                      23,857           3                    6,540          20.84                20.41          0.43                    21.18               21.82         (0.64)                     4.55                      63,339          2.65
4th Quarter 2013 7                      37,733           6                    7,928          13.82                13.49          0.33                    13.79               14.12         (0.33)                     4.70                      40,540          1.07
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
3rd Quarter 2014 7                      35,574           $20.30 6.83            $522,738 $14.69
2nd Quarter 2014 4                      10,574           25.73           7.78            1,071,485        101.33
1st Quarter 2014 1                      3,160             16.25           10.50          126,558           40.05
4th Quarter 2013 2                      3,270             18.67           5.06            75,884             23.21
(1)
(2) Tenant improvements and leasing commission expenses do not include the redevelopment activities at Dick’s at Town Center
Excludes leases from space occupied by AHH

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
0.9%
7.2%
8.6%
11.1%
10.7%
24.9%
12.6%
3.9%
6.4%
4.8%
8.8%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER
PROPERTIES

Retail Lease Expiration

Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base
Rent per Leased
Square Foot
Available - 42,535 3.5% $0 -     $0.00
Signed Leases not Commenced 3 21,330 1.8% -                    - -
2014 6 8,519 0.7% 176,716 0.9% 20.74
2015 18 63,739 5.3% 1,374,619 7.2% 21.57
2016 23 73,259 6.1% 1,651,561 8.6% 22.54
2017 24 148,963 12.4% 2,127,465 11.1% 14.28
2018 23 136,687 11.4% 2,040,950 10.7% 14.93
2019 24 326,041 27.2% 4,759,462 24.9% 14.60
2020 12 184,586 15.4% 2,408,800 12.6% 13.05
2021 5 25,204 2.1% 740,832 3.9% 29.39
2022 6 83,588 7.0% 1,215,718 6.4% 14.54
2023 5 30,125 2.5% 922,055 4.8% 30.61
Thereafter
10 53,631 4.5% 1,683,782 8.8% 31.40
Total / Weighted Average 159 1,198,207 100.0% 19,101,961 $ 100.0% $16.84

Historical Occupancy

(1) Office and retail occupancy based on occupied square feet as a % of respective total
(2) Multifamily occupancy based on occupied units as a % of respective total
(3) Total occupancy weighted by annualized base rent
Occupancy - All Properties as of
Sector 9/30/2014 6/30/2014 3/31/2014 12/31/2013 9/30/2013
Office
(1)
94.8% 95.3% 95.4% 95.2% 93.4%
Retail
(1)
94.7% 93.5% 93.4% 93.4% 93.6%
Multifamily
(2)
96.6% 94.9% 94.2% 94.2% 92.7%
Weighted Average
(3)
95.1% 94.6% 94.5% 94.4% 93.3%

(1) Total units occupied  as of each respective dat
(2) Annualized base rent is calculated by multiplying (a) contractual rent due from our tenants for the last month of the respective quarter by (b) 12
(3) Average Monthly Rent per Occupied Unit is calculated as (a) annualized base rent divided by (b) the number of occupied units as of the  end of the respective date.
(4) Excludes annualized base rent from retail leases
Multifamily Occupancy

Occupancy Summary - Smiths Landing (284 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)
Average Monthly Rent
per Occupied Unit
9/30/2014 274 96.5% $3,379,428 $1,028
6/30/2014 273 96.1% 3,321,096                       1,014
3/31/2014 283 99.6% 3,430,260                       1,010
12/31/2013 282 99.3% 3,382,380                       1,000
9/30/2013 284 100.0% 3,427,980                       1,006
Occupancy Summary - The Cosmopolitan (342 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)(4)
Average Monthly Rent
per Occupied Unit
(3)
9/30/2014 331 96.8% $6,218,892 $1,566
6/30/2014 321 93.9% 6,042,132                       1,569
3/31/2014 307 89.8% 5,799,564                       1,574
12/31/2013 308 90.1% 5,721,144                       1,548
9/30/2013 296 86.5% 5,506,764                       1,550

Components of NAV
Stabilized Portfolio NOI x Market Cap Rate = Stabilized Portfolio Value
Investment in Unstabilized Development Pipeline
Stabilized Development Pipeline NOI x Market Cap Rate = Stabilized Development Portfolio Value
Annualized General Contracting and Real Estate Services x Appropriate Multiple = TRS Value
Other Assets
Liabilities
NAV

Net Asset Value Component Data

$ in thousands
(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes
(2) Completed Not Stabilized properties are presented in our Consolidated Balance Sheet as Income Producing Property
Stabilized Portfolio NOI (Cash) Other Assets
Three months
ended Annualized As of 9/30/2014
9/30/2014 9/30/2014 Other Assets
Diversified Portfolio Cash and Cash Equivalents $17,101
Office $2,101 $8,404 Restricted Cash 4,425
Retail 3,232 12,928 Accounts Receivable 20,307
Multifamily 562 2,248 Construction receivables, including retentions 15,285
Total Diversified Portfolio NOI $5,895 $23,580 Other Assets 32,449
Total Other Assets $89,567
Virginia Beach Town Center
Office
(1)
$2,220 $8,880 Liabilities & Share Count
Retail
(1)
1,230 4,920 As of 9/30/2014
Multifamily 1,060 4,240 Liabilities
Total Virginia Beach Town Center NOI $4,510 $18,040 Mortgages and notes payable $335,792
Accounts payable and accrued liabilities 7,569
Stabilized Portfolio NOI (Cash) $10,405 $41,620 Construction payables, including retentions 39,820
Other Liabilities 21,399
Development Pipeline Total Liabilities $404,580
9/30/2014
Construction in Progress:  (pg. 9  balance sheet) $93,946
Three months
ended
Development Pipeline Completed Not Stabilized at Cost
(2)
73,101 Share Count 9/30/2014
Weighted Average Common Shares Outstanding 20,266
Taxable REIT Subsidiary (TRS) Weighted Average Operating Partnership ("OP") Units Outstanding 14,291
Outlook Total Weighted Average Common shares and OP units outstanding 34,557
9/30/2014
$4,600
Annualized General Contracting and Real Estate Services per
Company September 30, 2014 parameters (pg. 7)

Appendix – Definitions & Reconciliations

Definitions
Net Operating Income:
We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating
NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity.  We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. (Reconciliation to GAAP located in appendix pg. 37)
Funds From Operations:
We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.
FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance.
Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.
Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions

Core Funds From Operations:
Adjusted Funds From Operations:
We calculate Core Funds From Operations ("Core FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges.  Such items are non-recurring or non-cash in nature.  Our calculation of Core FFO also excludes acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.
Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance.  Our calculation of Core FFO differs from NAREIT's definition of FFO.  Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core
FFO may not be comparable to other REITs' Core FFO.
We calculate Adjusted Funds From Operations (“AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income) loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.
Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

Definitions
EBITDA:
We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.
Core EBITDA:
We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other
REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.
Core Debt:
We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.
Same Store Portfolio:
We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present.  We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.  The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

Same Store Non-Same Store Same Store Non-Same Store
Office Properties
Armada Hoffler Tower X X
One Columbus X X
Two Columbus X X
Virginia Natural Gas X X
Richmond Tower X X
Oyster Point X X
Sentara Williamsburg X X
4525 Main Street X X
Retail Properties
Bermuda Crossroads X X
Broad Creek Shopping Center X X
Courthouse 7-Eleven X X
Dimmock Square X X
Gainsborough Square X X
Hanbury Village X X
North Point Center X X
Parkway Marketplace X X
Harrisonburg Regal X X
Dick’s at Town Center X X
249 Central Park Retail X X
Studio 56 Retail X X
Commerce Street Retail X X
Fountain Plaza Retail X X
South Retail X X
Tyre Neck Harris Teeter X X
Greentree Shopping Center X X
Multifamily Properties
Encore Apartments X X
Smith’s Landing X X
The Cosmopolitan X X
Liberty Apartments X X
Whetstone Apartments X X
Comparison of Nine Months Ended
September 30, 2014 to 2013
Comparison of Three Months Ended
September 30, 2014 to 2013

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
Three months ended 9/30 Nine months ended 9/30
2014 2013 2014 2013
Office Same Store
(1)
Rental revenues $6,623 $6,364 $19,645 $19,270
Property expenses 2,139                 2,081                 6,242                 5,967
NOI 4,484                 4,283                 13,403              13,303
Non-Same Store NOI 460                     -                      507                     -
Segment NOI $4,944 $4,283 $13,910 $13,303
Retail Same Store
(1)
Rental revenues $5,765 $5,683 $15,625 $15,299
Property expenses 1,739                 1,745                 4,901                 4,899
NOI 4,026                 3,938                 10,724              10,400
Non-Same Store NOI 265                     -                      1,525                 617
Segment NOI $4,291 $3,938 $12,249 $11,017
Multifamily Same Store
(1)
Rental revenues $2,979 $2,852 $5,752 $5,684
Property expenses 1,386                 1,331                 2,661                 2,558
NOI 1,593                 1,521                 3,091                 3,126
Non-Same Store NOI (9)                        -                      1,514                 837
Segment NOI 1,584                 1,521                 $4,605 $3,963
Total Segment Portfolio NOI $10,819 $9,742 $30,764 $28,283
(1)  See page 36 for Same Store vs. Non-Same Store Properties

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
Three months ended 9/30/2014
Diversified Portfolio Office Retail Multifamily Total
Cash NOI $2,101 $3,232 $562 $5,895
Net effect of straight-line rents 190 (96) (11) 83
Amortization of lease incentives and (above) below market rents (16) 44 (13) 15
GAAP NOI $2,275 $3,180 $538 $5,993
Town Center of Virginia Beach Office Retail Multifamily Total
Cash NOI $2,220 $1,230 $1,060 $4,510
Net effect of straight-line rents 157 28 (4) 181
Amortization of lease incentives and (above) below market rents (26) (132) - (158)
Elimination of AHH rent (142) (76) - (218)
GAAP NOI $2,209 $1,050 $1,056 $4,315
GAAP NOI Office Retail Multifamily Total
Diversified Portfolio $2,275 $3,180 $538 $5,993
Town Center of Virginia Beach 2,209 1,050 1,056 4,315
Unstabilized Properties 460 61 (10) 511
Total Segment Portfolio GAAP NOI $4,944 $4,291 $1,584 $10,819

Reconciliation to GAAP - Segment Portfolio NOI
$ in thousands

Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 7,295 $                   6,086 $                   3,332 $                   16,713 $                31,532 $                            48,245 $
Segment expenses 2,351 1,795 1,748 5,894 30,468 36,362
Net operating income 4,944 $                   4,291 $                   1,584 $                   10,819 $                1,064 $                              11,883 $
Depreciation and amortization (4,567)
General and administrative expenses (1,741)
Acquisition, development and other pursuit costs (174)
Impairment charges (15)
Interest expense (2,734)
Other income 59
Income tax benefit 43
Net income 2,754 $
Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 20,363 $                17,559 $                9,303 $                   47,225 $                71,261 $                            118,486 $
Segment expenses 6,453 5,310 4,698 16,461 67,807 84,268
Net operating income 13,910 $                12,249 $                4,605 $                   30,764 $                3,454 $                              34,218 $
Depreciation and amortization (12,593)
General and administrative expenses (5,768)
Acquisition, development and other pursuit costs (174)
Impairment charges (15)
Interest expense (7,977)
Other loss (23)
Income tax provision (135)
Net income 7,533 $
Three months ended 9/30/2014
Nine months ended 9/30/2014